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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 14, 2003


                          ACTIVE IQ TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)



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
               Minnesota                        1-12401                  41-2004369
     (State or Other Jurisdiction             (Commission               (IRS Employer
           of Incorporation)                 File Number)            Identification No.)

      5720 Smetana Drive, Suite 101
          Minnetonka, Minnesota                                             55343
(Address of Principal Executive Offices)                                  (Zip Code)
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       Registrant's telephone number, including area code: (952) 345-6600




          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On March 14, 2003, Active IQ Technologies, Inc. (the "Company") sold all or substantially all of the assets relating to its hosted solutions business pursuant to an Asset Purchase Agreement dated March 14, 2003 between the Company and Stellent, Inc. In exchange for such assets, the Company received $650,000 in cash. The purchaser also reimbursed the Company $150,000 for expenses incurred by the Company in connection with the transaction.

Following the sale of the assets of the hosted solutions business, the Company's only remaining operating assets are those held by its Red Wing Business Systems, Inc. and Champion Business Systems, Inc. subsidiaries, which collectively conduct the Company's accounting software business. As previously disclosed, the Company has entered into an asset purchase agreement with Red Wing Software, Inc. to sell all of the assets of the accounting software business. That transaction is subject to shareholder approval. The Company's board of directors is now searching for businesses or technologies to potentially acquire to enhance shareholder value following completion of the sale of the accounting software business.

A copy of the asset purchase agreement between the Company and Stellent, Inc. is attached to this Form 8-K as Exhibit 2.1 and incorporated by reference herein.

ITEM 5. OTHER EVENTS.

Upon the sale of our hosted solutions business, we agreed to terms with Jeffrey
M. Traynor, the Company's chief financial officer and secretary, concerning his separation from the Company. Mr. Traynor will continue to provide consulting services to the Company through April 2003. The Company's Board of Directors filled the vacancy resulting from Mr. Traynor's departure by appointing Mark D. Dacko, formerly the Company's Controller, to serve as Secretary and Chief Financial Officer.

On February 26, 2003, Patrick Nelson, a director of the Company, resigned due to his appointment to serve in the Department of Commerce of the State of Minnesota. Mr. Nelson's decision to resign was based on his assessment of his new appointment and the available time he could devote as an active board member.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b) Pro Forma Financial Information.

         Pursuant to Item 7(b)(2), pro forma financial information concerning the Registrant's disposition of its Hosted Solutions Business, as described in Item 2 of this Form 8-K, will be filed by amendment to this Form 8-K on or before May 28, 2003.

         (c) Exhibits

            EXHIBIT     DESCRIPTION OF DOCUMENT

              2.1 Asset Purchase Agreement dated March 14, 2003 by and between Active IQ Technologies, Inc. and Stellent, Inc.



                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ACTIVE IQ TECHNOLOGIES, INC.

Date:  March 21, 2003                   By: /s/ Mark D. Dacko
                                           ------------------------------------
                                           Mark D. Dacko
                                           Chief Financial Officer



                                       3
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                                  EXHIBIT INDEX

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

EXHIBIT     DESCRIPTION OF DOCUMENT
-------     -----------------------
  2.1       Asset Purchase Agreement dated March 14, 2003 by and between
            Active IQ Technologies, Inc. and Stellent, Inc.
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